IRA APPLICATION

                          INDIVIDUAL RETIREMENT ACCOUNT

                                IDEX MUTUAL FUNDS


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INSTRUCTIONS

Use this application to open an IRA account that will be administered by Investors Fiduciary Trust Company (IFTC), as Custodian for an IDEX Individual Retirement Account.

This application package includes:

/bullet/ An application to open your new IDEX Individual Retirement Account.

/bullet/ A Request Form to transfer funds from an existing retirement account to this IDEX IRA.

/bullet/ A Request Form for a direct rollover from an existing retirement account to this IDEX IRA.

/bullet/ An Individual Retirement Account Custodial Agreement and IRA Disclosure
         Statement, which are to be retained by the shareholder.

Procedures For New Accounts

/bullet/ To  establish  a  new  IDEX  IRA  Account,   carefully  complete   this
         application. Sign the application, enclose the investment check, retain the Custodial Agreement and Disclosure Statement.

/bullet/ Make investment check payable to IDEX Mutual Funds.

/bullet/ Mail to: Idex  Investor  Services,  Inc.,  P.O.  Box 9015,  Clearwater,
         Florida 34618-9015.

/bullet/ No money need  accompany this  application  if an Automatic  Investment
         Plan, transfer or rollover is selected.

Procedures for Rollover/Transfer Accounts

/bullet/ To rollover or transfer existing qualified retirement plan assets from one custodian or trustee to IDEX, please complete the enclosed Retirement Plan Direct Rollover Request Form or Retirement Plan Transfer Request Form and send it with the application.

/bullet/ In  Section 4 of the IDEX  Mutual  Funds  IRA  Application  "Source  of
         Funds", please check the appropriate box indicating the type of Rollover or Transfer, defined as follows:

/bullet/ Direct Rollover - Eligible rollover distribution (i.e. separation from service) attributable to participation in a Qualified Plan (401(k), Profit Sharing, Money Purchase Pension Plan, etc.), Qualified Plan Rollover IRA or 403(b) or 403(b)(7) tax sheltered account or annuity, or TSA rollover IRA forwarded directly from custodian of current plan to an IDEX IRA account.

/bullet/ Indirect Rollover - Eligible rollover distribution attributable to participation in a Qualified Plan (401(k), Profit Sharing, Money Purchase Pension Plan), Qualified Plan Rollover IRA or 403(b) or 403(b)(7) tax sheltered account or annuity, or TSA rollover IRA, that is forwarded directly to the participant and is reinvested in an IDEX IRA account within 60 days.

/bullet/ Direct Transfer - Transfer (distributable event has not occurred) directly from current IRA, SEP-IRA, SAR/SEP, IRA account to another IRA account.

/bullet/ Mail IRA Application and Retirement Plan Direct Rollover Request Form or Retirement Plan Transfer Request Form (if applicable) to: Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 34618-9015

/bullet/ For assistance call us at (800) 851-9777, weekdays from 8:00 a.m. to 7:00 p.m., Eastern Standard Time.

THANK YOU



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                INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT AGREEMENT

Form 5305-A (Rev. October 1992)    (Under Section 408(a) of the Internal
Department of the Treasury         Revenue Code)
Internal Revenue Service.          Do Not file with Internal Revenue Service.

This agreement is entered into on the date written on the accompanying IDEX Mutual Funds IRA Application ("Application") by and between the undersigned (the Depositor) and Investors Fiduciary Trust Company (the Custodian) having its principal place of business at Kansas City, Missouri.

     The Depositor whose name appears on the Application hereby establishes an Individual Retirement Account (under section 408(a) of the Internal Revenue
Code) to provide for his or her retirement and for the support of his or her beneficiaries after death.

     The Custodian named herein has given to the Depositor a Disclosure Statement as required by the Income Tax Regulations under section 408(i) of the Code.

     The Depositor has given to the Custodian the sum listed on the Application (in cash) to establish an Individual Retirement Custodial Account for the Depositor under this agreement and the Depositor and the Custodian agree to the following:

Article I

     The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution  to a  simplified  employee  pension  plan as  described in section
408(k).

Article II

     The Depositor's interest in the balance in the custodial account is non-forfeitable.

Article III

     1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

     2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins issued under the laws of any state.

Article IV

     1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

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     2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

     3. The Depositor's entire interest in the custodial account must be or begin to be distributed by the Depositor's required beginning date (April 1 following the calendar year end in which the Depositor reaches age 701/2). By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

          (a) A single sum payment.

          (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

          (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

          (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

          (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

     4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

          (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

          (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either


               (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

               (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 701/2.

          (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

          (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

     5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 701/2. In the case of a distribution in accordance with paragraph (4)(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.


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     6. The  owner of two or more  individual  retirement  accounts  may use the
"alternative method" described in Notice 88-38, 1988-1 C.B. 524. to satisfy the minimum distribution requirements described above. This method permits an
individual  to  satisfy  these   requirements  by  taking  from  one  individual
retirement account the amount required to satisfy the requirement for another.

Article V

     1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

     2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.

Article VI

Notwithstanding any other articles which may be added or incorporated the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

Article VII

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor and the Custodian.

Article VIII

     1. The Depositor appoints Investors Fiduciary Trust Company as Custodian of this Account. After deduction of all appropriate fees and charges, the balance of Depositor's contributions shall be invested in IDEX Mutual Funds, Cash Equivalent Fund Portfolios, and/or any other permitted mutual funds (collectively "Fund").

     2. The Depositor directs the Custodian to invest contributions and reinvest dividends and capital gains distributions in shares of Funds as directed on the Application. The Depositor (or beneficiary, where applicable) may cause shares of any Fund to be exchanged for shares of any other Fund by submitting instructions in a form acceptable to and filed with the custodian, upon the terms imposed by the prospectus of the Fund for which shares are acquired in the exchange. By giving such instructions, the Depositor (or beneficiary) will be deemed to have acknowledged receipt of such prospectus.

     3. The Custodian shall have no investment responsibility or discretion with respect to this IRA and shall not be liable for interest on any cash balance in the account. The Custodian shall not vote the shares held therein except as directed by Depositor. In the event the Depositor fails or declines to direct the Custodian as to voting such shares, that failure or declination to direct shall be deemed to be a direction not to vote such shares.

     4. This document constitutes the entire contract between Depositor and Custodian and no representative of Idex Management, Inc. ("Company") or any broker-dealer shall be deemed to be a representative of or acting on behalf of the Custodian nor shall any such representative have any authority to make representations or to bind the Custodian except as otherwise provided, beyond the terms of this Agreement.

     5. The Depositor shall have the right, by written notice to the Custodian, to designate or to change a beneficiary to receive any benefit to which the Depositor may be entitled in the event of his or her death prior to the complete distribution of such benefits. If no such destination is in effect upon the Depositor's death or if no designated beneficiary survives the Depositor, his or her beneficiary shall be his or her estate.

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     6. The Depositor  shall provide  information to the Custodian at such times and in such manner and containing such information as will enable the Custodian to prepare reports required by the Internal Revenue Service pursuant to Section 408(i) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. The Custodian shall submit such reports to the Internal Revenue Service and the Depositor (or beneficiary when applicable) as may be required by the Internal Revenue Service from time to time.

     7. The Depositor shall be charged by the Custodian for its services under this Agreement in such amount as the Custodian shall establish from time to time. Sufficient shares may be liquidated from the IRA to pay the fee. The annual fee in effect on the date of this Agreement is set forth in the Application, and a transfer fee for employer securities is set forth in the Transfer Request Form. A different fee may be substituted at any time. The Custodian's ability to earn income on amounts held in non- interest bearing accounts has been taken into consideration in establishing the Custodian's fees. The Custodian shall be entitled to retain any such income as a part of its agreed compensation hereunder, and such income shall not be or become a part of the IRA.

     8. Any income taxes or other taxes of any kind whatsoever that may be levied or assessed, upon or in respect to the IRA, any transfer taxes incurred in connection with the investment and reinvestment of the assets of the IRA, other administrative expenses incurred by the Custodian in the performance of its duties including fees or legal services rendered to the Custodian, and the compensation to the Custodian shall be paid from the assets of the account.

     9. Neither the Custodian nor Company will, under any circumstance, be responsible for the timing, purpose or propriety of any contribution or of any distribution made hereunder, nor shall the Custodian or Company incur any liability or responsibility for any tax imposed on account of any such contribution or distribution. Without limiting the generality of the foregoing, neither the Custodian nor the Company is obligated to make any distribution, absent a specific direction from the Depositor or the designated beneficiary to do so.

     10. The Depositor and the Custodian delegate to the Company the right to amend this Agreement (including retroactive amendments) by written notice to the Custodian and the Depositor. The Depositor shall be deemed to have consented to any such amendment, provided that

          (a) no amendment shall cause or permit any part of the assets of the IRA to be diverted to purposes other than for the exclusive benefit of the Depositor or his or her beneficiaries;

          (b) any amendment which affects the rights, duties or responsibilities of the Custodian may only be made with the Custodian's consent; and

          (c) no amendment shall be made except in accordance with any applicable laws and regulations affecting this Agreement and the IRA.

     11. The Custodian may resign at any time upon thirty (30) days written notice to the Company or may be removed by the Depositor or any current beneficiary at any time upon thirty (30) days notice in writing to the Custodian. Such notice of removal must include designation of a successor custodian. The successor custodian shall satisfy the requirements of section 408(h) of the Code. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer and pay over to such successor the assets of and records relating to the IRA. The Custodian is authorized, however, to reserve such sum of money as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liability constituting a charge on or against the assets of the IRA or on or against the Custodian, and where necessary may liquidate shares in the IRA for such payments. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor Custodian. The Custodian shall not be liable for the acts or omissions of any predecessor or successor custodian or trustee.

     12. This Agreement shall terminate upon the complete distribution of the Account to the Depositor or his beneficiaries or to successor individual retirement accounts or annuities. The Depositor may at any time terminate this Agreement in whole or in part by delivering to the Custodian a signed written notice to termination in a form acceptable to the Custodian.

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     13. The Custodian shall not incur any liability or responsibility in taking or omitting to take any action based on any notice, election, or instruction or any written instruction believed by the Custodian to be genuine and to have been properly executed. The Custodian shall be under no duty or inquiry with respect to any such notice, election, instruction, or written instruction, but in it discretion may request any tax waivers, proof of signatures or other evidence which it reasonably deems necessary for its protection. The Depositor and the successors of the Depositor including any executor or administrator of the Depositor shall, to the extent permitted by law, indemnify the Custodian and its successors and assigns against any and all claims, actions or liabilities of the Custodian to the Depositor or the successors or beneficiaries of the Depositor whatsoever (including without limitation all reasonable expenses incurred in defending against or settlement of such claims, actions or liabilities) which may arise in connection with this Agreement or the IRA, except those due to the Custodian's own bad faith, gross negligence or willful misconduct. The Custodian shall not be under any duty to take any action not specified in this Agreement, unless the Depositor shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by the Custodian, or to defend or engage in any suit with respect hereto unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction.

     14. Notwithstanding anything to the contrary, this Agreement shall be deemed accepted by the Custodian when the Custodian accepts for investment
Depositor's initial contribution made in accordance with the terms of this Agreement and the Application.

     15. This Agreement shall be construed, administered and enforced according to the laws of the State of Missouri.

     16. The acceptance of this Agreement by the Depositor is indicated by execution in Item 12 of the Application (Depositor's signature).

     17. The acceptance of the account by the Custodian shall be evidenced by a confirmation mailed to the Depositor.

General Instructions

(Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose of Form

Form 5305-A is a model custodial account agreement that meets the requirements of section 408(a) and has been automatically approved by the IRS. An Individual Retirement Account (IRA) is established after the form is fully executed by both the individual (Depositor) and the Custodian and must be completed no later than the due date of the individual's income tax return for the tax year (without regard to extensions).

This account must be created in the United States for the exclusive benefit of the Depositor or his or her beneficiaries.

Individuals may rely on regulations for the Tax Reform Act of 1988 to the extent specified in those regulations. Do not file Form 5305-A with the IRS. Instead, keep it for your records.

For more information on IRAs, including the required disclosure you can get from your custodian, get Pub. 590, Individual Retirement Arrangements (IRAs).

Definitions

Custodian. - The custodian must be a bank or savings and loan association, as defined in section 408(n), or other person who has the approval of the IRS to act as custodian.

Depositor. - The depositor is the person who establishes the custodial account.

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Identifying Number

The depositor's Social Security number will serve as the identification number on his or her IRA. An employer identification number is required only for an IRA for which a return is filed to report unrelated business taxable income. An employer identification number is required for a common fund created for IRAs.

IRA for Non-Working Spouse

Form 5305-A may be used to establish the IRA custodial account for a non-working spouse.

Contributions to an IRA custodial account for a non-working spouse must be made to a separate IRA custodial account established by the non-working spouse.

Specific Instructions

Article IV - Distributions made under this article may be made in a single sum, periodic payment, or a combination of both. This distribution option should be reviewed in the year the Depositor reaches age 701/2 to ensure that the requirements of section 408(a)(6) have been met.

Article VIII - Article VIII and any that follow it may incorporate additional provisions that are agreed to by the depositor and custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of custodian, custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the depositor, etc. Use additional pages if necessary and attach them to this form.

Note: Form 5305-A may be reproduced and reduced in size for adoption to passbook purposes.

Form 5305-A (Rev. 10/92)

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                            IRA DISCLOSURE STATEMENT

The following information is provided in accordance with the provisions of the Internal Revenue Code and Treasury regulations. Please read it together with Form 5305-A, Individual Retirement Custodial Account (the IRA Agreement), and the prospectus for the IDEX Fund or Cash Equivalent Fund Portfolio you have selected as the investment for your IRA contributions.

You are permitted to revoke your IDEX IRA by mailing or delivering a written notice of revocation, within seven days after the date the account is established (which is the date you signed the IRA Application) to: Investors Fiduciary Trust Company (IFTC), Idex Investor Services, Inc. P.O. Box 9015, Clearwater, FL 34618. A mailed notice shall be deemed mailed on the date of the postmark (certification or registration if sent by certified or registered mail). Upon such revocation your entire contribution without adjustment for sales commissions, administrative expenses or fluctuation in market value will be returned to you. You may also revoke your IRA within the seven day period by calling IDEX Mutual Funds at (800) 851-9777.

An IRA is a program through which taxpayers may obtain certain income tax benefits by accumulating funds to provide retirement benefits for themselves. As with most other tax-sheltered programs, certain conditions and restrictions apply.

I understand that contributions must be made in cash and may be treated as deductions from my gross income for Federal income tax purposes. I must also file IRS Form 5329 with my Federal income tax return if tax is payable on account of excess contributions, premature distributions or excess accumulation.

I also understand that:

     1. In general, during any taxable year, l am allowed deduction for the least of the following amounts:

          (a) The actual amount of contributions to my individual retirement program;

          (b) $2,000 or (c) 100% of compensation.

     2. In general, if I make a contribution to a separate individual retirement program for my unemployed spouse (or my employed spouse, if he or she elects to being treated as having no compensation), the total deduction is limited to the least of the following amounts:

          (a) $2,250 or

          (b) 100% of compensation.

It is my further understanding that no more than $2,000 can be contributed to the account of either spouse during any tax year and that a joint tax return must be filed to receive the full deduction.

     3. (a) If I am not married, and not an active participant in an employer sponsored retirement plan, I may make a fully deductible contribution to my individual retirement program, up to the limit described in Item 1 above. If I am married and neither I nor my spouse is an active participant in an employer sponsored retirement plan, I may make a fully deductible contribution to my individual retirement program, up to the limits described in Item 1 or 2, whichever is applicable. If I (or my spouse, if I file a joint return) am covered by an employer sponsored retirement plan, my contribution to my individual retirement program will be deductible only to the extent permitted by
Item 4 below.

     (b) An employer sponsored retirement plan includes any of the following: - a qualified pension, profit sharing or stock bonus plan described in Codess.401(a). - a qualified annuity plan described in Codess.403(a). - a tax sheltered annuity or custodial account described in Codess.403(b). - a simplified employee pension (SEP) described in Codess.408(k). - a plan established for its employees by the United States, by a State or political subdivision thereof, or an employee or instrumentality of any of the foregoing.

     (c) Whether I am an active participant in an employer sponsored retirement plan depends on the type of plan that is sponsored. Generally, if my employer sponsored a defined benefit (pension) plan, I am considered to be an active participant if I am eligible to accrue a benefit under the plan. It does not matter for this purpose whether or not I actually do accrue a benefit. If my employer maintains a defined contribution plan, I am generally considered to be an active participant if an employer contribution or forfeiture is credited to my account during the year. I am also considered to be an active participant if I make either voluntary or mandatory contributions to a 401 (k) plan or any other employer sponsored retirement plan, whether or not such contribution is made on a pre-tax or after-tax basis and whether or not my employer contributes to that plan.

     4. (a) If I (or my spouse, if I file a joint return) am an active participant in an employer sponsored retirement plan, my ability to deduct the contribution to my individual retirement program will be limited if my adjusted gross income exceeds the "applicable amount." The "applicable amount" depends on my marital status and how I file my tax return. If: - I am single, the applicable amount is $25,000. - I am married filing jointly, the applicable amount is $40,000. - I am married filing separately, the applicable amount is $0.

     (b) If my adjusted gross income exceeds the "applicable amount" by not more than $10,000 I may still make a deductible contribution to my individual retirement program. However, the deductible amount will be less than $2,000 (or $2,250, if Item 2 is applicable). I may determine the deductible portion of my contribution by completing the following calculations:

          1. Subtract the applicable amount from adjusted gross income. (If the difference is greater than $10,000, no deductible contribution may be made.)

          2. Subtract the amount in Step 1 from $10,000.

          3. Divide the amount in Step 2 by $10,000.

     4. Multiply the fraction derived in Step 3 by $2,000. If this amount is not a multiple of $10, round up this amount to the next highest $10. This is the maximum deductible contribution available.

     (c) If my adjusted gross income is less than $35,000 if I am single, $50,000 if I am married filing jointly, or $10,000 if I am married filing separately, then I may make a minimum deductible contribution to my retirement program of $200, regardless of the amount calculated above.

     (d) For purposes of the calculation, my adjusted gross income is determined by calculating my adjusted gross income for tax return purposes without regard to my deductible individual retirement program contribution, but with regard to any taxable Social Security benefits and any passive loss limitations.

     5. Even if my deductible contribution to my individual retirement program is limited, I may still contribute up to the limits described in Items 1 or 2. The difference between those limits and the deductible amount will not be deductible. However, all earnings on my nondeductible contributions will be tax-deferred until distribution.

     6. Contributions to my individual retirement program will be reported on my Form 1040 or 1040A. I must designate the deductible and nondeductible portion of my distribution on that return, as well as the distributions received from my individual retirement programs during the year and the aggregate account balance of all of my individual retirement programs as of the end of the year. If I overstate on my tax return the nondeductible amount, a penalty of $100 will be imposed on each overstatement, unless I can show that the overstatement was due to reasonable cause.

     7. The contribution to my individual retirement program (whether or not deductible) must be made by the due date of my tax return, without regard to extensions.

     8. For purposes of determining the size of the contribution that may be made, only my compensation and earned income for personal services actually rendered may be used (including wages, salaries and professional fees and other amounts received as compensation). If I receive alimony or income from a separate maintenance agreement which is includable in my gross income, I may include those amounts as compensation. Earnings from property such as interest, rents and dividends may not be used; neither may compensation not includable in gross income as income such earned from sources outside the United States.

     9. No deduction from gross income is allowed in respect to contributions made in the taxable year in which I attain age 701/2 or thereafter.

     10. If I make a contribution in excess of the amount that may be contributed to an individual retirement program for any taxable year, an excise tax of 6% of the amount of the excess contributions will be levied to me, unless the excess is refunded to me on or before the date (including any extensions) for filing my income tax return for that taxable year; the 6% excise tax will be levied in each subsequent taxable year as long as the excess contribution remains in the account unless and until the excess is applied to a subsequent year's contributions.

If I withdraw any excess contribution on a timely basis it will not be considered a premature distribution, nor will it be taxed as ordinary income. However, the earnings on the excess contribution will be taxed as ordinary income. The excess contribution may also be carried over and reported in the next year to the extent that the excess contribution and the individual retirement program contribution for the next year do not exceed the maximum limitations.

     11. This account must be for the exclusive benefit of me and my beneficiary or beneficiaries. The account shall be non-forfeitable.

     12. This account is being established primarily for retirement purposes at or after my age 591/2, but I have the right to liquidate it prior to retirement.

     13. Any proceeds paid from the account will be treated as taxable income includable in gross income under the provisions of the Code and any distribution prior to my attaining age 591/2 will be subject to an additional penalty tax of 10% of the amount of the distribution. However, distributions prior to age 591/2 under one of the following circumstances will not be subject to the 10% additional penalty tax.

These include:

     - distributions after my death.

     - distributions made on account of my disability.

     - distributions which are part of a scheduled series of substantially equal periodic payments for my life or life expectancy, or the joint lives (or life expectancies) of me and a beneficiary.

The entire proceeds from my account may also be rolled over into another Individual Retirement Account at any time (but no more frequently than once a year) without tax penalty. I may also make a direct rollover of an eligible rollover distribution from an employer plan or a tax-sheltered account or annuity for my IRA without incurring taxes. Distributions of my nondeductible contributions are not subject to the 10% additional penalty tax, but this tax will be assessed on the earnings on the nondeductible contributions.

     14. The account cannot be sold, assigned, alienated or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person, provided that, if I should take any one of these actions (which are prohibited transactions under the Code) my Individual Retirement Account will be disqualified and the full value of it will be treated as taxable income under Item 13 above as of the beginning of my taxable year in which the action occurs. In addition, the additional 10% penalty tax may be applicable.

     15. Notwithstanding the contents of Item 14, the account can be transferred to a former spouse under a divorce decree or written instrument incidental to such divorce, without such action being considered to be a prohibited transaction resulting in disqualification. In addition, a divorced spouse (or one separated under a decree of separate maintenance) for whom a spousal IRA has been established, can continue to make contributions.

     16. My minimum distribution in the account must begin to be distributed by April 1 of the year following the year in which I reach 701/2. Thereafter, my minimum distribution must be made no later than December 31 of each year. If I elect to defer my first distribution until the following year, I will be required to withdraw for both the prior and current year in that year. The payment amount must be sufficient to cause all of my IRAs to be distributed over my life expectancy or the joint life expectancies of me and my designated beneficiary, determined by actuarial tables published by the Internal Revenue Service. However, if my beneficiary is not my spouse, the value of the expected distributions during my life time, determined at the time distributions begin, must equal at least 50% of the total value at that time. I may choose the following:

          (a) whether I want my payments to be made over just my life expectancy or the joint expectancy of me and my designated beneficiary, and

          (b) whether the applicable life expectancy is to be recalculated each year. Unless I make a written election to the contrary, if I choose: Single life expectancy - my life expectancy will be recalculated each year. Joint life expectancy - my joint life expectancy will not be recalculated each year, rather, each year my original life expectancy will be reduced by one year. Once payments have begun I may not change the basis on which minimum payments are calculated.

     17. If the full value of the account is not distributed in accordance with the restrictions described in Item 16 above, then an excise tax of 50% will be levied on the difference between the amount distributed before the end of my taxable year in which I attain age 701/2 and the amount that should have been so distributed, and the excise tax will be in addition to any income tax levied on such difference.

     18. If I die before attaining age 701/2, or after attaining age 701/2 but before my minimum distributions have begun, my entire IRA must be paid to my beneficiary within five years of my death, or in installment payments over the life expectancy of my beneficiary. If my beneficiary chooses installment payments, distributions must begin within one year following my death or, if my beneficiary is my surviving spouse, distribution may begin the year I would have attained age 701/2, if later.

As an option, if my beneficiary is my surviving spouse, he or she may inherit the IRA and treat it as one established on his or her behalf. In that event, the five-year limitation does not apply.

If I die after installment payments over the joint life expectancies of me and my beneficiary have begun, the balance of the IRA must be distributed to my beneficiary at least as rapidly as under the method of distribution in effect prior to my death.

If more than one beneficiary is entitled to payment, each beneficiary can choose his or her own form of benefit payment. 19. To the extent that a distribution to me constitutes a return of my nondeductible individual retirement program contributions, such amount will not be includable in income. The amount of any distribution that is includable in my income is determined by multiplying the amount of the distribution by a fraction. The numerator of the fraction is the total of my nondeductible contributions under all individual retirement programs that I maintain, and the denominator is the total balance of all of my individual retirement programs (determined by adding back my distributions during the year). The total non-includable amount cannot exceed the term of my aggregate nondeductible contributions for all years.

     20. A 15% excise tax will be imposed on annual distributions from all of my tax-favored retirement plans and individual retirement programs, to the extent that such annual distributions exceed the greater of $150,000 or $112,500 (adjusted for post-1986 increases in the cost of living). I understand that I should consult with my tax advisor for more complete information, including the availability of certain favorable elections that may be available.

     21. I will have Federal income tax withheld from an individual retirement program distribution unless I elect otherwise. Some states have similar withholding requirements. If, however, the distribution is to be delivered outside the United States, a 10% tax withholding must be applied unless I certify to the IRA Administrator that I am a U.S. citizen residing overseas, or that I am a "tax avoidance expatriot" as described in Code ss.877.

     22. Taxable distributions from my account will be taxed as ordinary income in the year received regardless of their source. They are not eligible for capital gain treatment or the special 10 year or 5 year averaging rules that may apply to lump-sum distributions from qualified employer plans.

     23. Reasonable fees and other expenses may be charged to my IRA. A sales commission as described in the Fund's prospectus will be charged against all contributions (including rollover contributions) regardless of the time of year that the contribution is made. Sales charges (commission) may be reduced as more fully described in the Fund's prospectus. The Custodian will receive a custodial fee as set forth in the Application an as substituted from time to time as provided in the IRA Agreement. This fee, if not paid separately, will be charged against your account.

     24. Income, dividends and capital gains earned on the contributions invested in the fund will be computed and allocated on a per share basis and will be determined by the number of fund shares owned on the record date for such dividend or capital gain distribution. Earnings or growth in the value of your account, however, can neither be guaranteed nor projected.

     25. The IDEX IRA is directly derived from IRS Form 5305-A Individual Retirement Custodial Account, which is not required to be filed with the Internal Revenue Service. The use of Form 5305-A by IDEX does not represent a determination by the IRS as to the merits of the IDEX IRA.

     26. Further information about IDEX IRAs can be obtained by writing IDEX Investor Services, P.O. Box 9015, Clearwater, FL 34618. General information about IRAs can also be obtained by calling any district office of the Internal Revenue Service and requesting Publication 590.

                        IDEX MUTUAL FUNDS IRA APPLICATION

To establish a new account, complete this application, sign it and enclose the investment check. For assistance call us at (800) 851-9777. MAIL TO: IDEX INVESTOR SERVICES, INC. /bullet/ P.O. BOX 9015 /BULLET/ CLEARWATER, FLORIDA 34618-9015

        SECTION 1. ACCOUNT REGISTRATION SECTION 1. ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
First Name     MI        Last Name                 Social Security Number

--------------------------------------------------------------------------------
Address                            Marital Status               Date of Birth

--------------------------------------------------------------------------------
City       State  Zip Code   Country of Citizenship     Daytime Telephone Number
                             (if other than the United States)

                         SECTION 2. INVESTMENT SELECTION
--------------------------------------------------------------------------------
             Amount                Contribution             Contribution
IDEX Series Fund ($500 minimum)       Type                     Year

                                                      ER=Employer
                                                      SR=Salary Reduction
                                                      IRA=Personal

Equity Portfolios      Class A  Class B  Class C

Aggressive Growth        208     233       218   $__________  _________  19____
Capital Appreciation     206     231       216   $__________  _________  19____
Global                   209     234       219   $__________  _________  19____
Growth                   202     227       212   $__________  _________  19____
C.A.S.E.                 239     264       249   $__________  _________  19____
Equity Income            222     247       232   $__________  _________  19____
Tactical Asset           228     253       238   $__________  _________  19____
 Allocation
Balanced                 205     230       215   $__________  _________  19____

Income Portfolios
--------------------------------------------------------------------------------
Flexible Income          204     229       214   $__________  _________  19____
Income Plus              211     236       221   $__________  _________  19____

Money Market Portfolios ($1,000 minimum)
--------------------------------------------------------------------------------
Cash Equivalent Fund -
Money Market                               217   $__________  _________  19____
Cash Equivalent Fund -
 Government Securities                     223   $__________  _________  19____
--------------------------------------------------------------------------------

Other
(within the IDEX Series Fund)_________________   $__________  _________  19____
--------------------------------------------------------------------------------

                               TOTAL CONTRIBUTION FOR YEAR 19_____ $_________ TOTAL CONTRIBUTION FOR YEAR 19_____ $_________
                                            CUSTODIAL FEE*________  $_________
                                                             TOTAL  $_________
/bullet/ MAKE CHECK PAYABLE TO IDEX MUTUAL FUNDS.

[ ] Check box if this is a new account application for a confirmed purchase order already placed by telephone or through Fund/SERV. Order # ________

/bullet/ IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE PURCHASED. /bullet/ If more than one Portfolio is selected, accounts must have identical registrations and options. /bullet/ IF NO CONTRIBUTION YEAR IS SELECTED, CURRENT YEAR WILL BE USED. /bullet/ No money need accompany this application if an Automatic Investment Plan is selected (see section 7) or if this account is being established by an IRA Asset Transfer or Rollover. /bullet/ The CEF Money Market Portfolio Account established for B share exchanges is subject to certain limitations.
/bullet/ All Dividend and Capital Gains will be paid in additional shares.

* $12 per investment selection; maximum $24 per social security number. Fee is generally waived if total Account(s) value is more than $50,000.

                         SECTION 3. TYPE OF REGISTRATION
--------------------------------------------------------------------------------

SELECT ONE ONLY:

[ ] Regular IRA (701) - maximum contribution of $2000 per tax year

[ ] Rollover / Conduit IRA (703) -  distribution  from a  qualified  plan or Tax
Sheltered  Annuity.   (To  maintain  conduit  status,  no  other  money  may  be commingled.)

[ ] Spousal IRA (705) - together, maximum regular IRA and spousal IRA contributions may not exceed $2250 per tax year, with a maximum of $2000 in one account.

[  ]  SEP-IRA  (702)  -  a  simplified   employee  pension  permitting  employer
contributions to employee IRAs (Form 5305-SEP must be completed in addition to this form.)

[ ] SAR/SEP-IRA (702) - a salary deferral SEP-IRA allowing employee pre-tax deferrals to IRAs (Form 5305A-SEP must be completed in addition to this form.)

                           SECTION 4. SOURCE OF FUNDS
                         SECTION 2. INVESTMENT SELECTION
--------------------------------------------------------------------------------
[ ] PERSONAL CONTRIBUTION CHECK IS ENCLOSED.

[ ] 60-DAY ROLLOVER - If you have received a check from your prior plan within the last 60 days and are enclosing a check for that amount.

[ ] From Qualified Plan (401(k), Profit Sharing, Money Purchase Pension Plan, etc.) or Qualified Plan Rollover IRA (703)

[ ] From 403(b) Tax Sheltered Account (TSA) or TSA Rollover IRA (703)

[ ] From another Contributory IRA, SEP or SAR/SEP (703)

[ ] Direct Rollover - If you would like your current plan sponsor to send a check directly to IDEX, please attach a completed Idex Investor Services Retirement Plan Direct Rollover Request Form.

[ ] From Qualified Plan (401(k), Profit Sharing, Money Purchase Pension Plan, etc.) or Qualified Plan Rollover IRA (703)

[ ] From 403(b) Tax Sheltered Account (TSA) or TSA Rollover IRA (703)

[ ] TRANSFER FROM OTHER IRA SPONSOR - If you would like your current custodian to send a check directly to IDEX, please attach a completed Idex Investor Services Retirement Plan Transfer Request Letter.

[ ] From Regular Contributory IRA (701)     [ ]  From Salary Reduction SEP
                                                 (SAR/SEP) (702)
[ ] From Employer Sponsored IRA (SEP) (702) [ ]  From Conduit Rollover IRA
                                                 (703) - distribution from:
                                            [ ]  Qualified Plan (401(k), Keogh,
                                                 Pension Plan, etc.)
                                            [ ]  403(b) Tax Sheltered Account
                                                 (TSA)

                             SECTION 5. BENEFICIARY
--------------------------------------------------------------------------------
I hereby designate the following person(s) to receive any benefits due at my death. I revoke all prior beneficiary designations for these assets.

NOTE: If no percentage is specified, primary beneficiaries will share the IRA balance equally.

PRIMARY BENEFICIARY(IES)                   CONTINGENT BENEFICIARY(IES)

--------------------------------------------------------------------------------
Name     Birthdate  Relationship   %       Name     Birthdate  Relationship  %

--------------------------------------------------------------------------------
Social Security Number                     Social Security Number

--------------------------------------------------------------------------------
Name     Birthdate  Relationship   %       Name     Birthdate  Relationship  %

--------------------------------------------------------------------------------
Social Security Number                     Social Security Number

                         SECTION 5. SYSTEMATIC EXCHANGE
--------------------------------------------------------------------------------

/bullet/ Limited to exchanges between accounts of identical registration and class of shares - $50 minimum per account.

Exchange $_____monthly from Portfolio __________ into Portfolio ___________ starting (Month/Day)

Exchange $_____monthly from Portfolio __________ into Portfolio ___________ starting (Month/Day)

                    SECTION 7. AUTOMATIC TELEPHONE PRIVILEGES
--------------------------------------------------------------------------------

/bullet/ Your account will receive telephone exchange, redemption and purchase privileges unless indicated below.

TELEPHONE EXCHANGE - Permits requests by telephone to exchange shares among IDEX Mutual Fund accounts with identical registrations.

[ ] I do not want telephone exchange privileges.


TELEPHONE REDEMPTION - Permits redemption requests by telephone.

NOTE: Telephone requested redemptions will be sent by check to the address listed in the registration or, at your request, may be directly deposited into your bank account if you attach a voided check in Section 9 - Electronic Bank Link.

[ ] I do not want telephone redemption privileges.

TELEPHONE PURCHASE - Permits telephone requests to make an investment. You can only receive this privilege if you attach a voided check in Section 9 - Electronic Bank Link.

[ ] I do not want telephone purchase privileges.

 SECTION 8. AUTOMATIC INVESTMENT PLAN (AIP) ($50 minimum per month per account)
--------------------------------------------------------------------------------

[ ] I wish to invest directly from my checking or
    savings account (select one):  Beginning Day/Month  Portfolio  Amount
[ ] Monthly [ ] Quarterly          ------------------   -------    $------
[ ] Semi-Annually
[ ] Annually                       ------------------   -------    $------

/bullet/ Investments may be made between the 3rd and the 28th only, and will occur on the 15th if no selection is made. Exact date may vary 1-2 days. By establishing an AIP, your account will automatically receive the Electronic Bank Link option. (Please attach a voided check in Section 9.)

AUTOMATIC  INVESTMENT  PLUS
[ ] I wish to increase my periodic investment automatically (select one)
[ ] Monthly [ ]  Quarterly  [ ]  Semi-Annually  [ ]  Annually
The  amount  of  the  increase   will  be  (select  one)   $_______________   or
_______________%


                        SECTION 9. ELECTRONIC BANK LINK

--------------------------------------------------------------------------------
By attaching a voided check or savings deposit slip, I authorize money to be transferred upon request between my bank and IDEX.

[ ] Please use the enclosed investment check for Electronic Bank Link information. (You do not need to attach a check below if you mark this box.)

             *** TAPE SAVINGS DEPOSIT SLIP OR VOIDED CHECK HERE ***

/bullet/ A voided check or savings deposit slip must be attached if selecting the following options:

     /bullet/ Telephone Purchase or Telephone Redemption by direct deposit

     /bullet/ Automatic Investment Plan /bullet/ Systematic Withdrawal Plan (directly deposited into your bank account)

     /bullet/ Cash dividends (directly deposited into your bank account)

/bullet/ For savings accounts, the bank's routing and transit number must be shown on the slip along with the account number.

/bullet/ Please allow 15 days before the first bank transaction can be made.

/bullet/ Most financial institutions are eligible for direct deposit electronic funds transfer by ACH. If you are unsure your bank is eligible, contact your bank or IDEX.

SECTION  10.  SYSTEMATIC  WITHDRAWAL  PLAN (A  minimum  balance  of  $10,000  is required)
--------------------------------------------------------------------------------

[ ] I wish to automatically withdraw funds from this account (select one)

[ ] Monthly  [ ] Quarterly  [ ] Semi-Annually   [ ] Annually

Beginning Day/Month      Portfolio                Amount

---------------------    ---------------------    --------------

---------------------    ---------------------    --------------

WITHHOLDING OPTIONS
Payments received prior to age 59 1/2 may be subject to a penalty tax.

FEDERAL WITHHOLDING

[ ] Withhold federal income tax of _________________% (not less than 10%) from the amount requested.

[ ] I ELECT NOT to have federal income tax withheld. I understand I am liable for the payment of tax on the amount received. I further understand that I may be subject to tax penalties under the estimated tax payment requirements in the Internal Revenue Code if withholding and estimated tax payments are insufficient.

STATE WITHHOLDING (ONLY AVAILABLE IF FEDERAL WITHHOLDING IS ELECTED) Please withhold state income tax from my withdrawal. As of August 5, 1996 IDEX Mutual Funds will offer State Withholding in the following states only: California, Delaware, Georgia, Iowa, Kansas, Louisiana, Maine, Massachusetts, Michigan, Oklahoma, Oregon, Vermont, Virginia.

PAYMENT OPTIONS

/bullet/ Withdrawals will be deposited directly into your bank account unless otherwise indicated. The withdrawal may be made between the 3rd and the 28th only, and will occur on the 20th if no selection is made. Exact date may vary 1-2 days. (Please attach a voided check in Section 9 - Electronic Bank Link.)

[ ] Send check to address of record. Withdrawal will be made on approximately the 20th of the month and should be received on or before the 1st of the next month.

[ ] Send check to optional address below. Withdrawals will be made on approximately the 20th of the month and should be received on or before the 1st of the next month.

Optional Address

-----------------------------------------------------
Name

-----------------------------------------------------
Street

-----------------------------------------------------
City                    State           Zip

                 SECTION 11. REDUCED SALES CHARGE (CLASS A ONLY)
--------------------------------------------------------------------------------

[ ] Eligible to purchase shares at NET ASSET VALUE as described in the prospectus.

     ----------------------------------------------------------------------
                                     Reason

RIGHTS OF ACCUMULATION. My spouse, minor children and / or I own shares in other IDEX Mutual Funds listed below which may entitle this purchase to have a reduced sales charge under the rights of accumulation provisions described in the prospectus.

--------------------------------------------------------------------------------
Existing account name / registration       Portfolio     Account number

LETTER OF INTENTION. It is my intention to invest over a 13-month period an aggregate amount of at least:

[ ] $50,000    [ ] $100,000   [ ] $250,000   [ ] $500,000

The following account also qualifies under an existing letter of intention

--------------------------------------------------------------------------------

Existing account name / registration       Portfolio     Account number

                              SECTION 12. SIGNATURE
--------------------------------------------------------------------------------

By signing this form I certify that I have read the IDEX prospectus and application for the Fund(s) in which I am investing and agree to be bound by their terms. If I am purchasing Cash Equivalent Fund shares, I agree to be bound by the terms of the CEF prospectus. I have agreed to establish an IRA pursuant to the Internal Revenue Code of 1986 as amended in accordance with all of the terms of IRA Form 5305A which has been provided; appoint Investors Fiduciary Trust Company or its Successors, as Custodian and consent to the annual maintenance fee prescribed in this application, have received, read and accepted IRA Form 5305A and disclosure statement; represent that whatever information as to any taxable year is required to be filed with the IRS, I will file such information with the IRS unless field by the Custodian; and agree to promptly give instructions to the Custodian necessary to enable the Custodian to carry out its duties. I am aware that telephone exchange privileges are automatic unless affirmatively declined. I also understand and agree that neither the Fund(s), its distributor, nor its transfer agent will be liable for any loss in acting on telephone instructions they reasonably believe to be authentic and investors will bear the risk of any such loss. The Fund(s), its distributor or transfer agent will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund(s), its distributor or transfer agent does not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transaction and/or tape recording telephone instructions. Under penalties of perjury, I certify I have given by correct Social Security Number, and that I have not been notified by the IRS that I am subject to backup withholding. I am of legal age.

Sign below exactly as printed in the Account Registration section of this application.

CONSOLIDATED QUARTERLY STATEMENTS All accounts within the IDEX group having the same Social Security Number and same address will automatically receive a consolidated statement. If you or other members of your household, with the same surname, maintain other accounts with IDEX and you wish to include those accounts in one quarterly statement, please list the accounts below. The signature of all additional account owners for these accounts must be provided in Section 12. You will receive only one copy of the Annual Report and certain other mailings for these accounts, unless you change this authorization or otherwise request additional copies.

Portfolio _____________________________________________________________________

Account # ____________________________________________________________________

Signature _______________________________________________Date__________________


      APPOINTMENT AS CUSTODIAN ACCEPTED: INVESTORS FIDUCIARY TRUST COMPANY

                         SECTION 13. DEALER INFORMATION
--------------------------------------------------------------------------------

We authorize Idex Investor Services, Inc. (IIS) to act as our agent for this account in accordance with the Dealer's Sales Agreement and the terms of the appropriate Fund's Prospectus and Statement of Additional Information. UNLESS THIS SECTION IS COMPLETED AND SIGNED, THE INVESTMENT DEALER FOR THIS ACCOUNT(S) WILL BE INTERSECURITIES, INC.

--------------------------------------------------------------------------------
Dealer Name    IDEX dealer number  Registered representative's name     Rep#
                          (exactly as it appears on firm's registration)

--------------------------------------------------------------------------------
Home office address       Representative's branch office address     Branch #

--------------------------------------------------------------------------------
Home office city, state, zip      Branch office city, state, zip

--------------------------------------------------------------------------------
Authorized signature      Registered representative's phone # / fax #

[Logo]

P.O.  Box  9015  /bullet/  Clearwater,   Florida  /bullet/  34618-9015  /bullet/
(800)851-9777

Principal Underwriter: InterSecurities, Inc.

                      RETIREMENT PLAN TRANSFER REQUEST FORM
--------------------------------------------------------------------------------
COMPLETE THIS PAGE IF YOU HAVE AN IRA, SEP, SAR/SEP, 403(B) OR 403(B)(7) TAX SHELTERED ACCOUNT OR ANNUITY WITH ANOTHER CUSTODIAN AND WOULD LIKE TO CHANGE CUSTODIANS BY TRANSFERRING THAT ACCOUNT TO IDEX.

                     SECTION 1. PRESENT ACCOUNT INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name of Present Custodian/Trustee          Account Owner

--------------------------------------------------------------------------------
Address of Present Custodian/Trustee       Account Number

--------------------------------------------------------------------------------
City            State    Zip Code          Custodian's Phone Number (if known)


                               SECTION 2. OPTIONS
--------------------------------------------------------------------------------

Transfer  FROM  Type of Plan:  [ ] IRA [ ]  SEP-IRA  [ ]  SAR/SEP  o  403(b)  or
403(b)(7)

Transfer TO Type of Plan: [ ] IRA [ ] SEP-IRA [ ] 403(b)(7)

[ ] Attached is my completed IDEX IRA Application.

[ ] Apply the money to my EXISTING IDEX IRA.

-------------------------------------------------------------
Existing IDEX IRA Account Number

[ ] Attached is my completed IDEX 403(b)(7) Application for Custodial Account.

[ ] Apply the money to my EXISTING IDEX 403(b)(7) account.

--------------------------------------------------------------
Existing IDEX 403(b)(7) Account Number

             SECTION 3. TRANSFER INSTRUCTIONS FOR PRESENT CUSTODIAN
--------------------------------------------------------------------------------

[ ] Please liquidate and transfer immediately  ___________________________of  my
account.                                          All or Dollar Amount

[ ] Please liquidate and transfer at maturity  ____________________________of my
account.                                          All or Dollar Amount

The date I would like to specify as my maturity date is _________. (Maturity date must be within 4 weeks of this request.)

[ ] Please re-register my account listed above to my IDEX Mutual Fund or CEF account with Investors Fiduciary Trust Company as the custodian.

IMPORTANT: IF NO AMOUNT IS PROVIDED ABOVE, THE ENTIRE ACCOUNT WILL BE TRANSFERRED SPECIAL INSTRUCTIONS FOR EMPLOYER SECURITIES: I have read Instruction #4 in the Additional Instructions section below and agree to the terms stated therein regarding the sale of any Employer's Securities. I INSTRUCT YOU TO COMPLY WITH THESE TERMS IN TRANSFERRING ANY SECURITIES.

Send Transfer  Request Form,  check and application (if required) to:

                        INVESTORS FIDUCIARY TRUST COMPANY
                            FBO ACCOUNT HOLDER NAME
                                 P.O. BOX 9015
                                 CLEARWATER, FL
                                   34618-9015

             SECTION 4. INVESTORS FIDUCIARY TRUST COMPANY ACCEPTANCE
--------------------------------------------------------------------------------
The Successor Custodian's acceptance to receive my assets as indicated below.

--------------------------------------------------------------------------------
Print Name (as it appears on account)       Signature (as it appears on account)

--------------------------------------------------------------------------------
Address                                     Social Security Number

--------------------------------------------------------------------------------
City    State  Zip Code   Signature Guarantee (if required by present custodian)

TO TRUSTEE OR CUSTODIAN: Investors Fiduciary Trust Company (IFTC) here by accepts the above-requested transfer of assets to the IDEX IRA or 403(b)(7) established for the above-named participant.

--------------------------------------------------------------------------------
Authorized Signature (IFTC)                  Date

                       SECTION 5. ADDITIONAL INSTRUCTIONS
--------------------------------------------------------------------------------

1. No contribution need accompany the IDEX IRA or 403(b)(7) application when a completed Retirement Plan Transfer Request Form is attached.

2. IFTC will complete its portion of the Transfer Request Form, as Successor Custodian, and send the letter to the present Custodian/Trustee. When monies are transferred, the account will be opened.

3. If the participant already maintains an existing IDEX IRA or 403(b)(7) account and desires to transfer IRA, Tax Sheltered account or annuity or qualified plan assets to the existing account, new IDEX IRA or 403(b)(7) applications are not required. In this case, you only need to send the completed Retirement Plan Transfer Request Form to IFTC c/o Idex Investor Services, Inc. and indicate the existing IDEX IRA or 403(b)(7) account number and the shareholder's name and Social Security Number on the letter for proper identification.

4. SPECIAL INSTRUCTIONS FOR EMPLOYER SECURITIES: EMPLOYER SECURITIES SHOULD BE LIQUIDATED AND THE CASH PROCEEDS SENT TO YOUR IDEX IRA ACCOUNT. NEVERTHELESS, IF THE PRESENT CUSTODIAN/TRUSTEE IS UNABLE TO LIQUIDATE SUCH SECURITIES AND EMPLOYER SECURITIES MUST BE TRANSFERRED, THE FOLLOWING PROCEDURE MUST BE
FOLLOWED: A STOCK CERTIFICATE MUST BE ISSUED IN THE NAME OF "INVESTORS FIDUCIARY TRUST COMPANY F/B/O (CLIENT NAME)" TRANSFEREE NAME MUST APPEAR EXACTLY AS SHOWN AND SENT TO IDEX INVESTOR SERVICES, INC., P.O. BOX 9015, CLEARWATER, FLORIDA 34618-9015. THIS PROCEDURE MAY ONLY BE USED IF THE EMPLOYER SECURITIES ARE
TRADED ON A NATIONAL EXCHANGE; ANY OTHERS WILL BE RETURNED TO THE PRESENT CUSTODIAN/TRUSTEE. REASONABLE EFFORTS WILL BE MADE TO SELL

SUCH STOCK AND INVEST THE CASH PROCEEDS IN YOUR IDEX IRA PURSUANT TO YOUR INSTRUCTIONS. ANY CUSTOMER THAT TRANSFERS EMPLOYER SECURITIES TO AN IDEX IRA WILL INCUR A $15 LEGAL TRANSFER FEE AND WILL PAY A REASONABLE COMMISSION FOR THE LIQUIDATION OF THEIR EMPLOYER STOCK. HOWEVER, IN THE EVENT IFTC IS NOT ABLE TO
LIQUIDATE THE STOCK WITHIN TEN (10) BUSINESS DAYS, THE CERTIFICATE WILL BE RETURNED TO THE PRESENT CUSTODIAN/TRUSTEE AS INDICATED ON THE RETIREMENT PLAN TRANSFER REQUEST FORM AND YOU WILL HAVE TO USE A SELF-DIRECTED IRA TO COMPLETE A TRANSFER OF THE STOCK.

                  RETIREMENT PLAN DIRECT ROLLOVER REQUEST FORM
--------------------------------------------------------------------------------

COMPLETE THIS PAGE IF YOU ARE RECEIVING A DISTRIBUTION FROM YOUR EMPLOYER'S QUALIFIED PLAN (401(K), PROFIT SHARING OR MONEY PURCHASE PLANS) OR FROM A 403(B) OR 403(B)(7) TAX SHELTERED CUSTODIAN ACCOUNT OR ANNUITY, AND YOU WANT THE DISTRIBUTION MOVED DIRECTLY INTO AN IDEX IRA OR 403(B)(7) ACCOUNT.

                     SECTION 1. PRESENT ACCOUNT INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name of Present Custodian/Trustee                    Account Owner

--------------------------------------------------------------------------------
Address of Present Custodian/Trustee                 Account Number

--------------------------------------------------------------------------------
City     State      Zip Code                 Custodian's Phone Number (if known)

                               SECTION 2. OPTIONS
--------------------------------------------------------------------------------

Rollover FROM Type of Plan:

[ ] Qualified Plan (401(k), Profit Sharing, Money Purchase Pension Plan, etc) or Qualified Plan Rollover IRA

[ ] 403(b) or 403(b)(7) tax sheltered account or annuity or TSA Rollover IRA

Rollover TO Type of Plan:   [ ] IRA     [ ] Conduit IRA    [ ]  403(b)(7)

[ ] Attached is my completed IDEX IRA Application.
[ ] Apply the money to my EXISTING IDEX IRA.

-----------------------------------------------------------
Existing IDEX IRA Account Number

[ ] Attached is my completed IDEX 403(b)(7) Application for Custodial Account.
[ ] Apply the money to my EXISTING IDEX 403(b)(7) account.

-----------------------------------------------------------
Existing IDEX 403(b)(7) Account Number


             SECTION 3. ROLLOVER INSTRUCTIONS FOR PRESENT CUSTODIAN
--------------------------------------------------------------------------------

[ ] Please liquidate and directly rollover _____________________________.
                                             All or Dollar Amount

IMPORTANT:  IF  NO  AMOUNT  IS  PROVIDED  ABOVE,  THE  ENTIRE  ACCOUNT  WILL  BE
TRANSFERRED

SPECIAL INSTRUCTIONS FOR EMPLOYER SECURITIES: I have read Instruction #4 in the Additional Instructions section below and agree to the terms stated therein regarding the sale of any Employer's Securities. I INSTRUCT YOU TO COMPLY WITH THESE TERMS IN TRANSFERRING ANY SECURITIES.

Send Direct  Rollover  Request  Form,  check and  application  (if required) to:
                       INVESTORS FIDUCIARY TRUST COMPANY
                            FBO ACCOUNT HOLDER NAME
                                 P.O. BOX 9015
                           CLEARWATER, FL 34618-9015


             SECTION 4. INVESTORS FIDUCIARY TRUST COMPANY ACCEPTANCE
--------------------------------------------------------------------------------
THE SUCCESSOR CUSTODIAN'S ACCEPTANCE TO RECEIVE MY ASSETS AS INDICATED BELOW.

--------------------------------------------------------------------------------
Print Name (as it appears on account)       Signature (as it appears on account)

--------------------------------------------------------------------------------
Address                                     Social Security Number

--------------------------------------------------------------------------------
City  State  Zip Code    Signature Guarantee ( if required by present custodian)

TO TRUSTEE OR CUSTODIAN: Investors Fiduciary Trust Company (IFTC) hereby accepts the above-requested rollover to the IDEX IRA or 403(b)(7) established for the above-named participant.

--------------------------------------------------------------------------------
Authorized Signature (IFTC)                 Date


                       SECTION 5. ADDITIONAL INSTRUCTIONS


1. No contribution need accompany the IDEX IRA or 403(b)(7) application when a completed Retirement Plan Direct Rollover Form is attached.

2. IFTC will complete its portion of the Direct Rollover Form, as Successor Custodian, and send the letter to the present Custodian/Trustee. When monies are transferred, the account will be opened.

3. If the participant already maintains an existing IDEX IRA or 403(b)(7) account and desires to rollover IRA, Tax Sheltered account or annuity or qualified plan assets to the existing account, new IDEX IRA or 403(b)(7) applications are not required. In this case, you only need to send the completed Retirement Plan Rollover Request Form to IFTC c/o Idex Investor Services, Inc. and indicate the existing IDEX IRA or 403(b)(7) account number and the shareholder's name and Social Security Number on the letter for proper identification.

4. SPECIAL INSTRUCTIONS FOR EMPLOYER SECURITIES: EMPLOYER SECURITIES SHOULD BE LIQUIDATED AND THE CASH PROCEEDS SENT TO YOUR IDEX IRA ACCOUNT. NEVERTHELESS, IF THE PRESENT CUSTODIAN/TRUSTEE IS UNABLE TO LIQUIDATE SUCH SECURITIES AND EMPLOYER SECURITIES MUST BE TRANSFERRED, THE FOLLOWING PROCEDURE MUST BE
FOLLOWED: A STOCK CERTIFICATE MUST BE ISSUED IN THE NAME OF "INVESTORS FIDUCIARY TRUST COMPANY F/B/O (CLIENT NAME)" TRANSFEREE NAME MUST APPEAR EXACTLY AS SHOWN

AND SENT TO IDEX INVESTOR SERVICES, INC., P.O. BOX 9015, CLEARWATER, FLORIDA 34618-9015. THIS PROCEDURE MAY ONLY BE USED IF THE EMPLOYER SECURITIES ARE
TRADED ON A NATIONAL EXCHANGE; ANY OTHERS WILL BE RETURNED TO THE PRESENT CUSTODIAN/TRUSTEE. REASONABLE EFFORTS WILL BE MADE TO SELL SUCH STOCK AND INVEST THE CASH PROCEEDS IN YOUR IDEX IRA PURSUANT TO YOUR INSTRUCTIONS. ANY CUSTOMER THAT TRANSFERS EMPLOYER SECURITIES TO AN IDEX IRA WILL INCUR A $15 LEGAL TRANSFER FEE AND WILL PAY A REASONABLE COMMISSION FOR THE LIQUIDATION OF THEIR EMPLOYER STOCK. HOWEVER, IN THE EVENT IFTC IS NOT ABLE TO LIQUIDATE THE STOCK WITHIN TEN (10) BUSINESS DAYS, THE CERTIFICATE WILL BE RETURNED TO THE PRESENT CUSTODIAN/TRUSTEE AS INDICATED ON THE RETIREMENT DIRECT ROLLOVER REQUEST FORM AND YOU WILL HAVE TO USE A SELF-DIRECTED IRA TO COMPLETE A DIRECT ROLLOVER OF THE STOCK.